Net Loss Per Share Attributable to Ordinary Shareholders	12 Months Ended
Apr. 30, 2019
Earnings Per Share [Abstract]
Net Loss Per Share Attributable to Ordinary Shareholders

12. Net Loss Per Share Attributable to Ordinary Shareholders

The following table sets forth the computation of basic and diluted net loss per share attributable to ordinary shareholders (in thousands, except share and per share data):

	Year Ended April 30,
	2019	2018	2017
Numerator:
Net loss	$(102,303)	$(52,727)	$(51,968)
Denominator:
Weighted-average shares used in computing net loss per share attributable to ordinary shareholders, basic and diluted	54,893,365	32,033,792	30,359,419
Net loss per share attributable to ordinary shareholders, basic and diluted	$(1.86)	$(1.65)	$(1.71)

The following outstanding potentially dilutive ordinary shares were excluded from the computation of diluted net loss per share attributable to ordinary shareholders for the periods presented because the impact of including them would have been antidilutive:

	Year Ended April 30,
	2019	2018	2017
Redeemable convertible preference shares	-	28,939,466	28,939,466
Stock options	22,866,438	22,237,484	12,928,320
RSUs	595,503	-	-
Contingently issuable shares	-	-	98,425
Shares subject to repurchase	254,350	276,243	-
Early exercised stock options	-	148,630	81,250
Total	23,716,291	51,601,823	42,047,461

The table above does not include 244,498 RSAs outstanding as of April 30, 2018, as these RSAs were subject to a performance-based vesting condition that was not considered probable as of April 30, 2018.  During the year ended April 30, 2019, the subscription price for these awards was paid and the underlying ordinary shares were issued. As of April 30, 2019, 73,350 ordinary shares issued upon payment of the subscription price were subject to repurchase by the Company until the underlying service-based vesting conditions is satisfied.